CIRCLESTAR ENERGY

Converting Opportunity into Value

OTCBB: CRCL

July 2011

Legal Notice & Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Circle Star Energy Corp. (CRCL) expects or anticipates will or may occur in the future, including such things as, the potential production from operations on CRCL's properties and other such matters are forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CRCL to be materially different from any future results, performance or achievements expressed or implied by such statements. Information contained in the asset profiles for Eagle Ford, Woodbine, Asutin Chalk, Deep Bossier and Wolfcamp/Clear Fork are derived from publicly available information related to such assets and are presented for illustrative pruposes only. CRCL does not or may not own interests in the wells, production or specific properties described in such profiles. Reference to oil production may not be indicative of the oil production on CRCL's properties. You should not attribute the success described in the profiles to CRCL or its operations. CRCL holds only fractional mineral interests, royalty interests and non-operated working interests in its assets. CRCL relies on third-party operators to develop assets and commercialize its interests. These interests are subject to a variety of risks, including the inherently hazardous nature of oil and gas activities; potential effects on operations of environmental regulations; risks due to legal proceedings; financing risks, as well as those factors discussed under the headings "Forward-Looking Statements" and "Risk Factors" in CRCL's filings with the U.S. Securities and Exchange Commission. Although CRCL has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, CRCL assumes no obligation to publicly update any forward-looking statements; whether as a result of new information, future events or otherwise.

This presentation does not constitute an offer to purchase securities.

CIRCLESTAR ENERGY

Legal Notice & Disclaimer

This presentation is prepared by Circle Star Energy Corp. (the "Company"), and is solely for the purpose of corporate communication and general reference only. The information contained herein, including forecasts, reflects the views and opinions of management, does not purport to be definitive or contain all of the information a prospective investor may require. All information contained herein has been furnished by the management of the Company**.** The presentation is not intended as an offer to sell or to solicit an offer to buy or form any basis of investment decision for any class of securities of the Company in any jurisdiction. All such information should not be used or relied on without professional advice. The presentation is a brief summary in nature and does not purport to be a complete description of the Company, its business, its current or historical operation results or its future business prospects. The presentation contains certain forward looking statements with respect to the financial conditions, results, operations and business of the Company. The statements and forecasts involve risk and uncertainly because they relate to events and depend on circumstances that occur in the future. There are a number of factors that could cause actual results or developments to differ materially from those express or implied by these forward looking statements and forecasts. This presentation is provided without any warranty or representation of any kind, either express or implied. The Company specifically disclaims all responsibility in respect of any use or reliance of any information, whether financial or otherwise, contained in this presentation. Recipients are cautioned that the cash flow projections are subject to inaccuracies and changes in conditions that may cause material changes to the financial models. The Company reserves the right to alter or amend the plan and/or projections, as outlined here-in, from time to time, without prior notice.

Key Statistics

Headquarters: Seattle, Washington
(OTCBB: CRCL)

Market Data as of July 7, 2011

- Price - $1.75 Per Share[1]
- Shares Of Common Stock Outstanding (Basic)* – approx. 30MM
- Market Capitalization* – $52.5MM
- Enterprise Value* – $58.9MM
- Current Insider Ownership* – approx. 11.2%
- Current Public Float* – 12.6MM

Data on CRCL's initial acquisition can be seen in the company's 8-K found here:
http://sec.gov/Archives/edgar/data/1439971/000091228211000402/0000912282-11-000402-index.htm

1 *As stated by Yahoo Finance*
* *After giving effect to a proposed cancellation of 19.5MM shares and a stock allocation for management*

CIRCLESTAR ENERGY

Agenda

- Executive Summary
- Strategic Focus & Mission
- Operating Areas
- Contact Information

EXECUTIVE SUMMARY



introduction

CIRCLESTAR ENERGY

CRCL Executive Summary

Circle Star Energy Corp. (the "Company" or "CRCL") is a publicly listed oil and gas exploration and production company whose shares are traded over-the-counter (OTC: CRCL). Based in Houston, Texas and recently formed via a reverse merger, the company's assets include producing and non-producing oil and gas mineral interests, royalty interests, and non-operated working interest located throughout Texas.

The Company's producing areas include:

- Hilltop Bossier Field (Robertson County, Texas) – Deep Bossier;
- Madisonville Woodbine Field (Madison/Grimes, County, Texas) – Woodbine;
- Pearsall Field (Dimmit/Zavala County, Texas) – Austin Chalk , Eagle Ford Shale;
- Permian Basin (Scurry/Crane/et. al. County, Texas) – Wolfcamp, Clearfork.

The Company's asset operators are:

- Chesapeake Energy – NYSE: CHK
- CML Exploration (formerly Patterson Exploration) – Private company
- EnCana – NYSE: ECA
- Leexus – Private company;
- Newfield Exploration – NYSE: NFX
- Woodbine Acquisition Corp. (formerly Petromax Operating) – Private company

CIRCLESTAR ENERGY

STRATEGIC FOCUS & MISSION

our vision

CIRCLESTAR ENERGY

CRCL Strategic Focus & Mission

CRCL has acquired an attractive asset base from which to expand

Operator partners are vital to success as a non-operator; CRCL establishes working relationships with companies that share the same vision

CRCL will garner exposure to high-Impact, large scale plays via non-operated positions, while establishing and building a base of low-risk, solid return operated working interests

Strategic Focus

CRCL is focused on acquiring and developing two distinct, complimentary portfolios of oil and gas interests; both portfolios will target basins and fields that generate industry leading financial returns.

- Non-Operated, Unconventional Portfolio – mineral interest, royalty interest, and non-operated working interest operated by an established, prudent E&P company;
- Operated, Conventional Portfolio – operated working interest in low-risk fields that are well-understood and contain substantial, proved reserves

Mission Statement:

Circle Star Energy is a performance-driven exploration & production company that generates value for its shareholders by leveraging its human, financial, and intellectual resources to foster a work environment built upon open collaboration, unrestricted creativity, genuine passion, and irreproachable ethics.

CIRCLESTAR ENERGY

OPERATING AREAS



regional dynamics

CIRCLESTAR
ENERGY

Asset Profile

Eagle Ford
Operator: Chesapeake Energy, Newfield Exploration
Interests: Overriding Royalty Interest
(0.16% - 1.0% ORRI in 28,200 gross acres)

Woodbine
Operator: CML Exploration, Woodbine Acquisition Corp. (formerly, Petromax Operating)
Interests: Mineral, Non-Operated Working
(0.0% - 2.9% WI and 0.02% – 2.9% NRI in six wells)

Primary Basins/Fields



Permian Basin – Wolfcamp, Clearfork
Hilltop Bossier Field – Deep Bossier
Madisonville Woodbine Field – Woodbine
Pearsall Field – Austin Chalk, Eagle Ford

Asset Profile (Cont'd)

Austin Chalk
Operator: CML Exploration
Interests: Mineral, Non-Operated Working
(0.24% - 5.0% WI and 0.17% – 3.75% NRI in 23 wells)

Deep Bossier
Operator: EnCana
Interests: Mineral, Non-Operated Working
(0.0% - 2.0% WI and 0.5% – 14.5% NRI in six wells)

Wolfcamp / Clear Fork
Operator: CML Exploration
Interests: Non-Operated Working
(1.0% - 2.5% WI and 0.75% - 2.1% NRI in seven wells)

Primary Basins/Fields


Permian Basin – Wolfcamp, Clearfork
Hilltop Bossier Field – Deep Bossier
Madisonville Woodbine Field – Woodbine
Pearsall Field – Austin Chalk, Eagle Ford

CIRCLESTAR ENERGY

Asset Profile – Eagle Ford

CNOOC agreed to acquire from CHK a 33.3% interest in 600k net acres in the Eagle Ford shale, for $1.08B cash at closing and a commitment to fund 75% of CHK's drilling and completion costs until an additional $1.08B is spent.

~900 wells are expected to be drilled by Dec. 2012

CRCL owns 0.16% ORRI in 25,000 acres operated by CHK.


Newfield & Chesapeake Acreage; CRCL Area of Interest

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly state in the company's 8-k filing, which described the acquisition of the Company's assets.

Source: DrillingInfo

CIRCLESTAR ENERGY

Asset Profile – Eagle Ford

At present, Chesapeake has 10 horizontal Eagle Ford wells in production with initial production rates of up to 1,160 barrels of oil and 0.4 Million Cubic Feet (MMcf) of natural gas per day in the oil window and 4 MMcf of natural gas and 1,200 barrels of oil per day in the wet gas window.

According to TXRRC filings, CHK has permitted 13 wells on acreage in which CRCL owns an ORRI; 9 wells have been, or are currently being, drilled.



Traylor North 1H
Peak Rate: 0.3 mmcf/d
and 930 bbls/d
Lazy A Cotulla 1H
Peak Rate: 0.3 mmcf/d
and 930 bbls/d
TEXAS
Oil window
Wet Gas window
Dry Gas window
MEXICO
PGE Browne 1-H
Peak Rate: 4.0 mmcf/d
and 1,200 bbls/d
CHK Acreage
CHK Operated Rigs
~135 miles
~205 miles

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Chesapeake Energy

Asset Profile – Eagle Ford

Beginning in June 2010, we'll begin a multi-rig program to assess the Eagle Ford and Pearsall Shale formations, as well as other oil formations that are in perspective across the acreage.

We plan to invest more than $100 million to drill about 25 wells in 2010 to assess the newly acquired acreage.

- Newfield Exploration

CRCL owns 1.0% ORRI in 3,200 acres operated by Newfield Exploration.


NEWFIELD
Eagle Ford Shale
Goal: Assessment ... Moving Toward Development in 2012
2011 Program
• ~$250 MM Cap-Ex
• Lower Eagle Ford Focus
• 30 – 35 Wells
• Assess Pearsall
– Fracing Second Well
Drilling Efficiencies
• 8 – 10 Day Drill & Case Avg.
• Recent "Best in Class" Well
– 7 Days Drill and Case
MAVERICK COUNTY
ZAVALA COUNTY
DIMMIT COUNTY
TEXAS
HK
Shell
CHK
CHK
APC/SM
30° API
37° API
42° API
42° API
49° API
Lower Eagle Ford Drilled or Completing Well
NFX Acreage
Pearsall Shale Completing Well
10

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Newfield Exploration

CIRCLESTAR ENERGY

Asset Profile – Woodbine

"Several prolific horizontal Woodbine completions (up to 1,000 boe/d initial production) recently in Grimes, Madison, and Leon Counties"

"The 'Lower Woodbine' is equivalent to the Lower Eagle Ford of South Texas"

- Oil and Gas Finance Journal: Feb. 10, 2011

CRCL owns 0.0% - 2.9% WI and 0.02% - 2.9% NRI in six wells operated by Woodbine Acquisition Corp. (formerly Petromax Operating) or CML Exploration.



Woodbine Trend
Horizontal Development
TEXAS
Woodbine Formation

Source: Woodbine Acquisition Corp.

CIRCLESTAR ENERGY

Asset Profile – Woodbine

"The Oltmann #1H in Madison County, has resulted in initial production in excess of 1,217 barrels of oil per day (BOPD) and an estimated several hundred thousand cubic feet of natural gas per day"

- New Gulf Energy, LLC

CRCL owns approx. a 5.0% MI/NRI in the Oltmann Unit #1 operated by Woodbine Acquisition Corp (formerly Petromax Operating).



45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Oil (BBLS)
1
6
11
16
21
26
Years Of Production

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Petromax Operating

CIRCLESTAR ENERGY

Asset Profile – Austin Chalk

The Pearsall field was originally discovered in the 1930's and is part of a major oil-producing trend that stretches from near the Texas/Mexico border to the Texas/Louisiana Border

Roughly 50% of the horizontal drain wells in the world have been drilled in the Austin Chalk.

CRCL owns 0.24% - 5.0% WI and 0.17% – 3.75% NRI in 23 wells operated by Leexus or CML Exploration.


The Production History of Pearsall Field Since 1970
Rate - Time Plot (BOPD, MCFGPD, BWPD)
Horizontal Drilling Boom, 1990
Vertical Drilling Boom
Current Production
2,000 BOPD
7,000 MCFGPD
4,500 BWPD
Jan 1971
Jan 1976
Jan 1981
Jan 1991
Jan 1996
Jan 2001
No Well Tests

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Energy Frontier Partners

CIRCLESTAR ENERGY

Asset Profile – Austin Chalk

The Austin Chalk is a prolific reservoir that has been developed with vertical and horizontal drilling techniques.

The lower Austin Chalk is closely related to the Eagle Ford shale and is the latest target, which is showing impressive production results.

CRCL owns approx. a 2.5% WI and1.9% NRI in the Joe #1 well operated by CML Exploration.


CML Exploration - Joe #1 (Austin Chalk, Zavala Co., TX)
BCPD
BWPD
MCFD
800
700
600
500
400
300
200
100
0

Source: CML Exploration

CIRCLESTAR ENERGY

Asset Profile – Deep Bossier

"Deep Bossier wells are 15,000 to 20,000 feet deep and intersect shale and sandstone formations that range between 2,000 and 3,000 feet thick."

- Jeff Wojahn, Executive Vice-President & President of EnCana's USA Region

CRCL owns 0.0% - 2.0% WI and 0.5% - 14.5% NRI in six Deep Bossier wells operated by Encana.


East Texas – Deep Bossier
Strong Well Results
Strongest well results in onshore North America
Deep Bossier generates some of the strongest returns in Encana's portfolio
Encana is the leader in identifying and developing these plays
We're growing what we have and are on the hunt for more!
Highest North American Average 3 Month Gross Gas Production ('05 – '09)
MMcf/d
80
60
40
20
0
ECA Deep Bossier Wells
ECA Deep Bossier 2009
62
55
54
53
51
45
43
41
40
39
39
38
* Indicates modeled production due to 2009 curtailment
Source: HPDI
www.encana.com

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Encana

CIRCLESTAR ENERGY

Asset Profile – Deep Bossier

"Deep Bossier wells are 15,000 to 20,000 feet deep and intersect shale and sandstone formations that range between 2,000 and 3,000 feet thick.."

- Jeff Wojahn, Executive Vice-President & President of EnCana's USA Region

Type Curve – Deep Bossier



Mcf/d
MMcf
12,000
9,000
6,000
3,000
0
4000
3000
2000
1000
0
Gas Rate (Mcfd)
Cumulative Production (MMcf)
0 3 6 9 12 15 18 21 24 27 30 33 36
Months

Producing wells: 106 (12/31/09)
Expected drilling inventory: 230 net
EUR: 8.5 Bcf/well

Cost: $9.0 MM/well (2010 DCT)
Initial rate: 10 MMcf/d (30 day)
Wells per section: 4-8

All values quoted on a net before royalty basis

www.encana.com

The chart above is for illustrative purposes only; CRCL does not mean to imply ownership greater than that explicitly stated in the company's 8-k filing, which describes the acquisition of the Company's assets.

Source: Encana

CIRCLESTAR ENERGY


CORPORATE INFORMATION
telephone & email
CIRCLESTAR
ENERGY

Contact

CIRCLESTAR
ENERGY

FOR MORE INFORMATION CONTACT:

David Brow
Chief Executive Officer
(206) 273-7892
david@circlestarenergy.com

CIRCLESTAR
ENERGY